Exhibit 99.1

NextGen Healthcare Completes Acquisition of Medfusion

Irvine, Calif. – Dec. 9, 2019 – NextGen Healthcare, Inc. (NASDAQ: NXGN), a leading provider of ambulatory-focused technology solutions, today announced it has completed the acquisition of Medfusion, Inc. (“Medfusion”) a patient experience platform leader.

“Patient experience drives patient engagement, which leads to better health outcomes,” said Rusty Frantz, President and CEO of NextGen Healthcare. “Helping ambulatory providers create healthier communities is our top priority.”

About NextGen Healthcare, Inc.

We empower the transformation of ambulatory care—partnering with medical, behavioral and dental providers in their journey to value-based care to make healthcare better for everyone. We go beyond EHR and PM. Our integrated solutions help increase clinical productivity, enrich the patient experience, and ensure healthy financial outcomes. We believe in better. Learn more at nextgen.com, and follow us on Facebook, Twitter, LinkedIn and Instagram.

SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS

This communication contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide the Company’s management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “will continue,” “potential,” “should,” “see,” “guidance,” “outlook,” “confident,” “on track” and other words of similar meaning. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates, R&D spend, other measures of financial performance, potential future plans, strategies or transactions, and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) successful integration of Medfusion’s personnel, systems and business; (2) the scope, nature or impact of the acquisition, including among other things the integration of or with other businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs and expenses; (3) the effect of economic conditions in the industries and markets in which the Company operates in the U.S. and globally and any changes therein; (4) company and customer-directed cost reduction efforts and restructuring costs and savings and other consequences thereof; (5) new business and investment opportunities; (6) the ability to realize the intended benefits of organizational changes; (7) the outcome of legal proceedings, investigations and other contingencies; (8) negative effects of the announcement or pendency of the acquisition on the market price of the Company’s common stock and/or on its financial performance; (9) the possibility that the anticipated benefits from the acquisition cannot be realized in full or at all or may take longer to realize than expected, including risks associated with third party contracts containing consent and/or other provisions that may be triggered by the transaction; and (10) risks associated with transaction-related litigation. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of NextGen Healthcare on Forms 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission from time to time. Any forward-looking statement speaks only as of the date on which it is made, and NextGen Healthcare assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

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Media Contact

Monica Golden

NextGen Healthcare, Inc.

(949) 237-6082 Office

(949) 547-3864 Mobile

mgolden@nextgen.com